                                                                    EXHIBIT 23.1


                               ACCOUNTANTS CONSENT

CoolBrands International Inc.

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-109213) of CoolBrands International Inc. of our report dated November 30, 2004 relating to the consolidated financial statements which is included in this Form 40-F.



/s/ BDO Dunwoody LLP
--------------------------
Chartered Accountants

Toronto Ontario
January 18, 2005